Exhibit 10.3

Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 4, 2026 by and between Lattice Semiconductor Corporation, a Delaware corporation (“Acquiror”) and THL AMI Aggregator, LP, a Delaware limited partnership (“THL”).

Recitals

WHEREAS, Acquiror, Alta Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Acquiror (“Merger Sub I”), Alta Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Acquiror (“Merger Sub II”), AMI TopCo, Inc., a Delaware corporation (the “Company”) and THL, in its capacity as the agent, representative and attorney-in-fact for and on behalf of the securityholders of the Company, are parties to that certain Agreement and Plan of Merger and Reorganization, dated as of May 4, 2026 (as may be amended, restated or modified from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, Merger Sub I will be merged with and into the Company (the “First Merger”) and, as promptly as practicable following the First Merger, and as part of the same overall transaction, the Company, as the surviving entity of the First Merger, will be merged with and into Merger Sub II with Merger Sub II surviving under the name “AMI TopCo, LLC” (the “Second Merger” and, together with the First Merger, the “Mergers”) upon the terms and conditions set forth in the Merger Agreement; and

WHEREAS, on the terms and subject to the conditions set forth in the Merger Agreement and any related agreement to which THL is a party or otherwise subject, by virtue of the First Merger, THL will be entitled to receive shares of common stock, par value $0.01 per share, of Acquiror (the “Acquiror Common Stock”) as merger consideration, in its capacity as a holder of capital stock of the Company issued and outstanding as of immediately prior to the First Effective Time (as defined in the Merger Agreement).

NOW, THEREFORE, in consideration of the covenants and other agreements of each party contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

1.    Definitions. For all purposes of and under this Agreement, the following capitalized terms shall have the respective meanings below:

(a)“    Affiliate” of any person means another person that directly or indirectly through one of more intermediaries controls, is controlled by or is under common control with, such first person.

(b)“    Block Trade” shall mean an underwritten block trade or similar transaction with a two (2)-day or less marketing period or any written request therefor followed by a withdrawal thereof pursuant to Section 2(d)(iv); provided, however, such written request followed by a withdrawal shall not be deemed a Block Trade if the Holder agrees to pay all the associated fees and expenses incurred prior to such withdrawal.

(c)“    Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions located in Hillsboro, Oregon or New York, New York are or obligated by law or executive order to close.

(d)“    Change of Control” means any of the following events: (i) any Person is or becomes the beneficial owner, directly or indirectly, of a majority of the total voting power represented by all then-outstanding Acquiror Common Stock, (ii) Acquiror consolidates with or merges into another Person, or any Person consolidates or merges into Acquiror, other than (A) a merger or consolidation which would result in the shares of Acquiror Common Stock outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the equity securities of such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of all then-outstanding shares of Acquiror Common Stock or (iii) Acquiror conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly owned subsidiary of Acquiror.

(e)“    Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)“    Form S-3” means a registration statement on Form S-3 promulgated by the SEC under the Securities Act, as such form is in effect on the date hereof, or any successor, replacement or other form of registration statement promulgated by the SEC under the Securities Act, in any such case which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Acquiror with the SEC.

(g)“    Holder” means THL, for so long as THL owns Registrable Securities, or a transferee of such Registrable Securities to whom registration rights granted under this Agreement are assigned pursuant to Section 6 hereof.

(h)“    Registrable Securities” means (i) the shares of Acquiror Common Stock initially issued to THL as Base Stock Merger Consideration (as defined in the Merger Agreement) pursuant to the Merger Agreement, and (ii) any Acquiror Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the stock referenced in the foregoing clause (i); provided, however, that shares of Acquiror Common Stock held by a particular Holder shall cease to be Registrable Securities (x) after the Registration Statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the Registration Statement and with Section 2 hereof, or (y) on the first date after the second anniversary of this Agreement on which all restrictive legends on all of the Registrable Securities held by such Holder have been removed and all Registrable Securities held by such Holder may be freely sold under Rule 144 of the Securities Act without any limitation as to volume or manner of sale under applicable Law.

(i)“    Securities Act” means the Securities Act of 1933, as amended.

(j)“    SEC” means the United States Securities and Exchange Commission.

2.    Registration of Offers and Sales of Registrable Securities.

(a)    Subject to applicable Law, within seventy five (75) days after the Closing (as defined in the Merger Agreement), Acquiror shall file a registration statement on Form S-3 (or any similar provisions then in force) promulgated under the Securities Act (or if Form S-3 is not available for purposes of registering the resale of the Registrable Securities, then on another appropriate form) (the “Registration Statement”) registering the resale of all Registrable Securities; provided, that Acquiror’s obligation to include the Registrable Securities of any Holder in the Registration Statement shall be expressly conditioned upon Acquiror’s prior receipt of all information and materials regarding such Holder as specified in Section 9 and the taking of all action reasonably required to be taken by such Holder.

(b)    Notwithstanding Section 2(a) or Section 2(c): (i)(A) Acquiror shall not be required to file the Registration Statement contemplated by Section 2(a) during any trading “blackout” period under Acquiror’s securities trading policies, (B) Acquiror shall not be required to file the Registration Statement contemplated by Section 2(a) if Acquiror, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities pursuant to the Registration Statement would require public disclosure by Acquiror of material nonpublic information that Acquiror is not otherwise obligated to disclose or that is not reasonably available, and (C) Acquiror shall not be deemed to have breached its obligations hereunder or under the Merger Agreement if Acquiror shall fail to fulfill its obligations under Section 2(a) at a time when sales of Acquiror Common Stock have been suspended globally under Acquiror’s then effective registration statements or during times when new registration statements are not permitted to be filed under SEC rules, provided, that (i) if Acquiror delays the filing of the Registration Statement pursuant to this Section 2(b), it shall use commercially reasonable efforts to file such Registration Statement as soon as reasonably practicable following the lapsing or expiration of the circumstances that led Acquiror to delay such filing; and (ii) in the event that Acquiror has not received the consent of its independent registered public accounting firm or other required consents from auditors to include such firm’s audit report in the Registration Statement, then Acquiror shall not be required to file the Registration Statement contemplated by Section 2(a) until Acquiror shall have received such consents, provided, that Acquiror has used commercially reasonable efforts to obtain such consents.

(c)    Acquiror shall use its commercially reasonable efforts to:

(i).    to the extent that the Registration Statement is not automatically effective upon filing with the SEC, cause the Registration Statement to be declared effective as promptly as reasonably practicable after the filing thereof with the SEC, and keep the Registration Statement effective until the earlier to occur of (A) the date on which all Registrable Securities included in the Registration Statement have been sold, (B) such time as each Holder is eligible to sell all Registrable Securities under Rule 144 of the Securities Act without any limitation as to volume or manner of sale under applicable Law, or (C) the twelve-month anniversary of the effectiveness of the Registration Statement;

(ii).    prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities included in the Registration Statement;

(iii).    furnish to the Holder, before filing a Registration Statement or prospectus or any amendments or supplements thereto, copies of all documents prepared to be filed, which documents shall be subject to the reasonable review and reasonable comment of a single counsel at Holder’s expense;

(iv).    notify the Holder, as soon as reasonably practicable after notice thereof is received by the Acquiror (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and (B) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to the Registration Statement;

(v).    promptly notify the Holder when Acquiror has knowledge of the happening of any event as a result of which the Registration Statement or the prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or prospectus in order to comply with the Securities Act;

(vi).    furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such Holder thereunder, but only while Acquiror shall be required under the provisions hereof to cause the Registration Statement to remain effective;

(vii).    cause all Registrable Securities covered by the applicable Registration Statement to be listed on NASDAQ Global Select Stock Market;

(viii).    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement

(ix).    If required by the Holder, cause Acquiror’s transfer agent to remove any restrictive legend from any Registrable Securities, within two Business Days following such request, provided, that such request shall be subject to applicable law and delivery by Holder of representations reasonably requested by Acquiror or its counsel; and

(x).    register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, provided, however, that Acquiror shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process.

(d)    Block Trades.

(i)    In the event that the Holder elects to dispose of the Registrable Securities pursuant to a Block Trade, Acquiror shall use its commercially reasonable efforts to (A) at the request of the Holder, enter into and perform its obligations under a Block Trade underwriting or sale agreement in usual and customary form; (B) at the request of the Holder, cause to be furnished on the date that Registrable Securities are delivered to underwriters for sale in connection with a Block Trade, (x) an opinion, dated such date, of the counsel representing Acquiror for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (y) a comfort letter or letters from the independent certified public accountants of the Acquiror, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and (C) take such other usual and customary actions to facilitate the consummation of such Block Sale transaction.

(ii)    Notwithstanding any other provision herein, if the Holder intends to effect a Block Trade pursuant to the Registration Statement, they shall so advise Acquiror and provide as much notice to Acquiror as reasonably practicable, and not less than give ten (10) Business Days prior to the date such offering is to commence, and the Acquiror shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided, that the Holder shall use commercially reasonable efforts to work with Acquiror and any underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

(iii)    The Holder in a Block Trade shall have the right to select the underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade, in each case, which shall consist of one or more reputable nationally recognized investment banks.

(iv)    Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, the Holder shall have the right to submit a withdrawal notice to the Acquiror or the underwriter(s) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade.

(v)    Notwithstanding any provision contained herein to the contrary, the Holder (collectively with any transferee of such Registrable Securities to whom registration rights granted under this Agreement are assigned pursuant to Section 6 hereof) shall, subject to the limitations set forth in this Section 2(d), be permitted no more than two (2) Block Trades in total to effect the sale or distribution of Registrable Securities.

3.    Suspension of Offers and Sales of Registrable Securities under Registration Statement. At any time from and after the effective date of the Registration Statement, Acquiror may restrict offers and sales or other dispositions of Registrable Securities under the Registration Statement, and a Holder will not be able to offer or sell or otherwise dispose of Registrable Securities thereunder, by delivering a written notice (a “Suspension Notice”) to all Holders of Registrable Securities (such delivery shall be made to such Holder’s address set forth on the signature page to the Merger Agreement for each such Holder) stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary because Acquiror, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities would require public disclosure by Acquiror of material nonpublic information concerning Acquiror, the disclosure of which at the time is not, in the good faith opinion of Acquiror, in the best interests of Acquiror; provided, however, Acquiror may not suspend offers and sales or other dispositions of Registrable Securities pursuant to this Section 3 for more than sixty (60) days in the aggregate in any one year period. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, Acquiror shall use its commercially reasonable efforts to amend the Registration Statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as possible, and promptly notify all Holders of Registrable Securities in writing when such offers and sales or other dispositions of Registrable Securities under the Registration Statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of the Registration Statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under the Registration Statement or any prospectus included therein or forming a part thereof until receipt of a notice from Acquiror pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that Acquiror has delivered a Suspension Notice confidential. Acquiror shall not be permitted to register under the Securities Act any equity securities of Acquiror for its own account or held by other persons during any such suspension period. Acquiror shall not, without the prior written consent of a Holder, disclose to such Holder any material non-public information related to the Suspension Notice. In the event Acquiror shall give any such Suspension Notice, the period during which the Registration Statement is required to be maintained effective pursuant to Section 2 shall be extended by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date when each Holder covered by such Registration Statement either receives the copies amended Registration Statement and/or amended or supplemented related prospectus included therein contemplated by this Section 3 or receives a notice from Acquiror that offers and sales or other dispositions of Registrable Securities may recommence.

4.    Fees and Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC fees, blue sky registration and filing fees, Nasdaq Stock Market notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses and all fees and expenses of Acquiror’s outside counsel and independent accountants shall be paid by Acquiror provided, however, that the Holder shall reimburse Acquiror up to $150,000 of its reasonable out-of-pocket expenses incurred in connection with each Block Trade. Notwithstanding anything herein to the contrary, Acquiror shall not be responsible for selling expenses of any Holder, including (i) underwriting discounts, (ii) selling commissions, (iii) fees, commissions and expenses of underwriters, brokers, dealer managers and similar securities industry professionals, (iv) stock transfer taxes and other taxes applicable to the sale of Registrable Securities, and (v) fees and disbursements of legal counsel, financial advisors, accountants, and other professionals for any Holder, each of which shall be the responsibility of the Holders in proportion to the Registrable Securities owned by such Holders.

5.    Indemnification.

(a)    To the extent permitted by applicable Law, Acquiror shall indemnify and hold harmless each Holder, and each of its directors, officers, partners, members and employees and other agents and representatives, and each person controlling such Holder within the meaning of Section 15 of the Securities Act (each, a “Holder Indemnified Party”), with respect to which registration, qualification or compliance has been effected regarding such Holder’s securities pursuant to this Agreement, from and against all losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement by a third party) of a material fact contained in the Registration Statement, the prospectus forming a part thereof or included therein, and any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Acquiror of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to Acquiror in connection with any such registration, qualification or compliance, and Acquiror shall reimburse each Holder Indemnified Party for any legal and any other expenses reasonably incurred by them in connection with investigating, preparing or defending any lawsuit, claim or action relating thereto; provided, however, that Acquiror shall not be required to indemnify, hold harmless, or otherwise be liable to any Holder Indemnified Party, in each case, to the extent, but only to the extent, that any such loss, damage, liability or expense arises out of, or is based on, (i) any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished by or on behalf of any Holder Indemnified Party to Acquiror specifically for use therein, or (ii) the failure of any Holder Indemnified Party to comply with its covenants and agreements hereunder.

(b)    To the extent permitted by applicable Law, if Registrable Securities held by a Holder are included in the securities as to which such registration, qualification or compliance is being effected, such Holder shall indemnify and hold harmless Acquiror, each of its directors, officers, employees and other agents and representatives, each person controlling Acquiror within the meaning of Section 15 of the Securities Act, and Acquiror’s legal counsel and independent accountants, as well as each other Holder, each such Holder’s directors, officers, employees and other agents and representatives, and each person controlling each such other Holder within the meaning of Section 15 of the Securities Act (each an “Acquiror Indemnified Party”), from and against all losses, damages and liabilities (or actions in respect thereof) arising out of, or based on, any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, the prospectus forming a part thereof or included therein, and any amendment or supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to such Holder in connection with any such registration, qualification or compliance, and such Holder shall reimburse each Acquiror Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such lawsuit, claim or action relating thereto, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished by such Holder to Acquiror specifically for use therein; provided, however, that the total amount to be indemnified by any Holder shall be limited to the value of the Registrable Securities received by such Holder, except in the case of fraud or willful misconduct committed by such Holder.

(c)    Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has written notice of any lawsuit, claim or action as to which indemnity may be sought hereunder, and shall permit the Indemnifying Party to assume the defense of any such lawsuit, claim or action; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, delayed or conditioned), and the Indemnified Party may participate in such defense at such party’s expense (including by retaining its own counsel at its own expense) and, upon reasonable request, will be apprised of all progress in any proceeding the defense of which has been assumed by the Indemnifying Party to the extent permitted by applicable Law; provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is materially and adversely impacted by the failure to give such notice. No Indemnifying Party, in the defense of any such lawsuit, claim or action shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such lawsuit, claim or action.

(d)    If the indemnification required by this Section 5 from the Indemnifying Party is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect relative fault of the Indemnified Party and Indemnifying Parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Acquiror and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5(d).

(e)    The obligations of Acquiror and each Holder under this Section 5 shall survive the permitted transfer of any Registrable Securities by any Holder, the completion of any offering and sale or other disposition of Registrable Securities in the Registration Statement filed with the SEC pursuant to this Agreement, and the termination of this Agreement, until the expiration of any statute of limitations relating to the subject matter of this Section 5.

6.    Limitation on Assignment of Registration Rights. The rights of each Holder under this Agreement may not be assigned by a Holder to any other Person without the prior written consent of Acquiror, provided, that each Holder may transfer its rights under this Agreement to its Affiliates without the prior written consent of Acquiror so long as the Holder pays any reasonable fees and expenses incurred associated with such transfer to Affiliates. Holder shall retain rights under this Agreement with respect to any Registrable Securities not transferred. Prior to a permitted transfer of rights under this Agreement, Holder must furnish Acquiror with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being assigned and a copy of a duly executed written instrument, in form and substance reasonably satisfactory to Acquiror, by which such transferee assumes all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby. Notwithstanding any of the foregoing provisions, any transfer of Registrable Securities by a Holder shall be subject to the applicable transfer restrictions contained in the Merger Agreement and any Related Agreement (as defined in the Merger Agreement) to which holder is a party.

7.    Information by Holder. Notwithstanding any other provision of the Agreement, no Holder of Registrable Securities may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless the Holder furnishes to Acquiror a completed and signed a selling stockholder notice and questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) that contains such information regarding Holder and the securities of Acquiror held by a Holder as shall be reasonably requested by Acquiror to effect the registration of the Registrable Securities, at least five (5) Business Days prior to the first anticipated filing date of any Registration Statement. Each Holder who intends to include any of its Registrable Securities in the Registration Statement shall promptly furnish Acquiror in writing such other information as Acquiror may reasonably request in writing for such purpose. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 7 will be used by Acquiror in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement only to the extent that such inclusion is required under Regulation S-K and the requirements of the Registration Statement. Upon any disposal of Registrable Securities under the Registration Statement by a Holder, such Holder shall deliver to Acquiror a notice of transfer certifying such disposition and acknowledging compliance with the prospectus delivery requirements of the Securities Act in connection therewith.

8.    Reporting. Subject to Section 2 of this Agreement, during the term of this Agreement, Acquiror shall use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Acquiror under the Securities Act and the Exchange Act.

9.    Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.    Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable Law and regulation, Acquiror may satisfy any obligation hereunder to file a registration statement or to have a registration statement become effective by designating a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant registration statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed registration statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders the Holders pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and Acquiror has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective registration statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

11.    Rule 144 Requirements. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of Acquiror to the public without registration, Acquiror covenants that it will use its reasonable best efforts (a) to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, (b) if it is not required to file such reports, make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (c) take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the request of any Holder, Acquiror will deliver to such Holder a written statement as to whether it has complied with the “current public information” requirements of Rule 144 and, if not, the specifics thereof.

12.    Standstill.

(a)    As of the date of this Agreement, except as previously disclosed in writing to Acquiror, THL represents that neither it nor any of its Affiliates beneficially owns any shares of Acquiror Common Stock or other securities entitled to be voted generally in the election of the board of directors of Acquiror or any direct or indirect options or other rights to acquire, or securities or other instruments that are convertible into, any such securities (collectively, “Securities”).

(b)    Other than as set forth herein, during the period commencing on the date hereof and ending on the second anniversary of the Closing (the “Standstill Period”), THL will not, and will cause its Affiliates not to, directly or indirectly, singly or with any other person, unless invited in writing by the board of directors of Acquiror to take such action: (i) acquire beneficial ownership of any Securities, or make a tender, exchange or other offer to acquire any Securities that would result in THL owning, controlling or otherwise having any beneficial or other ownership interest of more than 9.9% of the then-outstanding Securities of Acquiror; (ii) with respect to Acquiror or its Securities, make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors), or seek to advise or influence any third Person with respect to the voting of any Securities; (iii) call or seek to have called any meeting of the stockholders of Acquiror, propose or nominate for election to the board of directors of Acquiror any Person or cause any of its Securities to be voted in favor of any Person whose nomination has not been approved by the board of directors of Acquiror; (iv) initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of Acquiror for the approval of shareholder proposals made to Acquiror, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such shareholder proposal, regardless of its purpose; (v) deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with respect to the voting of such Securities; (vi) propose or publicly announce or otherwise publicly disclose an intent to engage in any form of business combination, acquisition, Change of Control transaction or similar transaction relating to Acquiror or any of its subsidiaries; (vii) (A) act in concert with others (including any of its Affiliates) to take any action in clauses (i) through (vi) above or to form a group with others with respect to any Securities or (B) enter into discussions, negotiations, arrangements or agreements with others (including any of its Affiliates) relating to the actions referred to in clauses (i) through (vi) above; or (viii) take any action which would reasonably be expected to require Acquiror to make a public announcement in respect of any matter contemplated by this Section 12(b).

(c)    Notwithstanding anything in Section 12(b) to the contrary, the restrictions set forth in Section 12(a) will not apply, solely to the extent necessary to facilitate a public or private offer by THL to enter into a Change of Control transaction, upon the earlier to occur of (i) the public announcement by Acquiror of its entry into a definitive agreement providing for a Change of Control and (ii) as long as THL has not violated Section 12(b) with respect to such third Person, the public announcement by a third Person of any tender, exchange or other offer or proposal the consummation of which would result in a Change of Control (an “Acquisition Proposal”); provided, however, that if any of the transactions referred to in clauses (i) or (ii) terminates and Acquiror has not made a public announcement of its intent to solicit or engage in a transaction (or has announced its decision to discontinue pursuing such a transaction) the consummation of which would result in a Change of Control, then the restrictions contained in Section 12(b) will again be applicable (for the avoidance of doubt prior to the second anniversary of the Closing and subject to the foregoing clauses (i) and (ii)). Nothing in this Section 12 will preclude THL from submitting a confidential proposal to the Chairman of the board of directors of Acquiror for a potential Change of Control transaction as long as such confidential proposal is made in a manner that would not reasonably be expected to require Acquiror to make a public announcement regarding such confidential proposal.

(d)    Notwithstanding anything in this Section 12 to the contrary, nothing herein will preclude or restrict the Holder from entering into any hedging, derivative or other similar transactions with respect to the Registrable Securities held by the Holder, provided that such transaction does not result in violation of Section 12(b).

13.    Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be made and given in compliance with the provisions of Section 11.3 of the Merger Agreement.

14.    Amendment of this Agreement. Subject to the provisions of applicable Law, Acquiror and the Holders holding at least 85.0% of the Registrable Securities may amend this Agreement at any time pursuant to an instrument in writing signed on behalf of each of them.

15.    Governing Law. This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, or be in connection or relating to this Agreement, or the negotiation, administration, performance and enforcement hereof (the “Relevant Matters”), shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.

16.    Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in new Castle County, Delaware (or, in case the Court of Chancery does not have jurisdiction, any other court of the State of Delaware in New Castle County, Delaware or, in the case of a federal claim as to which federal courts have exclusive jurisdiction, the U.S. District Court for the District of Delaware) in connection with any Relevant Matter, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process. Each party agrees not to commence any legal proceedings related to any Relevant Matter except in such courts.

17.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELEVANT MATTER.

18.    Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein, including the Merger Agreement, or delivered pursuant hereto (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, and (b) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder.

19.    Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

20.    Successors and Assigns. Subject to the provisions of Section 6 the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

21.    Specific Performance and Other Remedies.

(a)    The parties to this Agreement agree that, in the event of any breach or threatened breach by the other party or parties hereto, or any Holder of any covenant, obligation or other agreement set forth in this Agreement or any Related Agreement, as the case may be, (i) each party shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it), to an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) no party hereto shall be required to provide or post any bond or other security or collateral in connection with any such Order or injunction or in connection with any related action or legal proceeding.

(b)    Any and all remedies herein expressly conferred herein upon a party hereto shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or in equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

22.    Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule and each Exhibit attached hereto, the application of any Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

23.    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

24.    Termination. This Agreement shall terminate and cease to be of any force and effect upon the earliest of (i) termination of the Merger Agreement and (ii) the first date after the second anniversary of this Agreement on which all restrictive legends on all of the Registrable Securities hereunder have been removed and all Registrable Securities held by all Holders may be freely sold under Rule 144 of the Securities Act without any limitation as to volume or manner of sale under applicable Law. For clarity, the obligations under Sections 12 through this Section 24 will survive any termination of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LATTICE SEMICONDUCTOR CORPORATION

By: /s/ Ford Tamer
Name: Ford Tamer
Title: Chief Executive Officer

THL AMI AGGREGATOR, LP

By: /s/ James Carlisle
Name: James Carlisle

Title: Authorized Officer

Annex A

QUESTIONNAIRE

1.         Name

(a)         Full Legal Name of Selling Stockholder:

_______________________________________________

(b)         Full Legal Name of Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

_______________________________________________

(c)         Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Notice and Questionnaire):

_______________________________________________

2.         Address for Notices to Selling Stockholder.

_______________________________________________

_______________________________________________

_______________________________________________

Telephone: ______________________________________

Contact Person: ___________________________________

Email address of Contact Person: _______________________

3.         Beneficial Ownership of Registrable Securities.

(a)         Type and Number of Registrable Securities beneficially owned:

_______________________________________________

_______________________________________________

_______________________________________________

(b)         Number of shares of Acquiror Shares to be registered pursuant to this Notice and Questionnaire for resale:

_______________________________________________

_______________________________________________

(c)         Broker instructions for delivery of the shares via DWAC, including DTC number:

_______________________________________________

4.         Broker-Dealer Status.

(a)         Are you a broker-dealer?

Yes _____ No _____

(b)         If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to Acquiror?

Yes _____ No _____

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)         Are you an affiliate of a broker-dealer?

Yes _____ No _____

Note: If yes, provide a narrative explanation below:

_______________________________________________

_______________________________________________

_______________________________________________

(d)         If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes _____ No _____

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.         Beneficial Ownership of Other Securities of Acquiror Owned by the Selling Stockholder. Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of Acquiror other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

_______________________________________________

_______________________________________________

_______________________________________________

6.         Relationships with Acquiror. Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with Acquiror (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_______________________________________________

_______________________________________________

The undersigned agrees to promptly notify Acquiror of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by e-mail at the respective party’s e-mail address set forth in this Notice and Questionnaire or the signature page hereto or in accordance with Section 12 of the Registration Rights Agreement. In the absence of any such notification, Acquiror shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned agrees to comply with and be bound by all terms, conditions and covenants of the Registration Rights Agreement applicable to the Holders, as if the undersigned were an original party thereto.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the prospectus only to the extent that such inclusion is required under Regulation S-K and the requirements of the Registration Statement. The undersigned understands that such information will be relied upon by Acquiror in connection with the preparation or amendment of any such Registration Statement and the prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including the answers to this Notice and Questionnaire) are correct.

[Signature Page Follows]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

     [____________________]

         By:

         Name:

         Title:

         Dated:         [____________________]

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: [               ]